SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 16, 2007 (April 11, 2007)
Date of Report (Date of earliest event reported)
GOODRICH PETROLEUM CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-7940 (Commission File Number)	76-0466193 (IRS Employer Identification Number)
808 Travis Street, Suite 1320
Houston, Texas 77002
(Address of principal executive offices)
(713) 780-9494
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangement of Certain Officers
Item 9.01. Financial Statements and Other Exhibits
SIGNATURES
EXHIBIT INDEX
First Amendment to Severance Agreement - Walter G. Goodrich
First Amendment to Severance Agreement - Robert C. Turnham, Jr.
First Amendment to Severance Agreement - David R. Looney
First Amendment to Severance Agreement - Mark E. Ferchau
First Amendment to Severance Agreement - James B. Davis

Item 5.02 Compensatory Arrangement of Certain Officers
     On April 11, 2007, Goodrich Petroleum Corporation (the “Company”) amended its existing severance agreements with Walter G. Goodrich, Robert C. Turnham, Jr., David R. Looney, Mark E. Ferchau, and James B. Davis (the “Executives”), in each case to:
•	provide for lump sum payments of excise taxes in certain circumstances, and

•	define the phrase “current annual rate of total compensation” as (i) the employee’s rate of annual base salary as in effect immediately prior to the change of control or his termination of employment, whichever is greater, (ii) the annual cash bonus last awarded to the employee immediately prior to the change of control or the most recent annual cash bonus awarded, whichever is greater, and (iii) the value of the annual Company equity awards received by the employee in the 12-month period preceding the change of control or in the 12-month period preceding his termination of employment, whichever period has the greater value of equity awards.
     The first amendments to severance agreements between the Company and the Executives are filed as Exhibit 10.1 through 10.5 to this current report, and the above description of the terms of the first amendments to the severance agreements is qualified in its entirety by reference to such exhibits.
Item 9.01. Financial Statements and Other Exhibits
     (d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Severance Agreement between the Company and Walter G. Goodrich, effective April 11, 2007.
10.2	First Amendment to Severance Agreement between the Company and Robert C. Turnham, Jr., effective April 11, 2007.
10.3	First Amendment to Severance Agreement between the Company and David R. Looney, effective April 11, 2007.
10.4	First Amendment to Severance Agreement between the Company and Mark E. Ferchau, effective April 11, 2007.
10.5	First Amendment to Severance Agreement between the Company and James B. Davis, effective April 11, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)
/s/ David R. Looney
David R. Looney
Executive Vice President & Chief Financial Officer

Dated: April 16, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Severance Agreement between the Company and Walter G. Goodrich, effective April 11, 2007.
10.2	First Amendment to Severance Agreement between the Company and Robert C. Turnham, Jr., effective April 11, 2007.
10.3	First Amendment to Severance Agreement between the Company and David R. Looney, effective April 11, 2007.
10.4	First Amendment to Severance Agreement between the Company and Mark E. Ferchau, effective April 11, 2007.
10.5	First Amendment to Severance Agreement between the Company and James B. Davis, effective April 11, 2007.